Ivy Funds

Supplement dated December 31, 2019 to the

Ivy Funds Prospectus

dated January 31, 2019

as supplemented February 21, 2019, April 8, 2019, June 7, 2019, July 31, 2019 and November 4, 2019

The following replaces the “Portfolio Managers” section for Ivy Pictet Targeted Return Bond Fund on page 51:

Portfolio Managers

Pictet AM’s Investment Team is primarily responsible for the day-to-day management of the Fund. Pictet AM’s Investment Team consists of Andres Sanchez Balcazar of Pictet AM CH, Lead Portfolio Manager and Head of Global & Regional Bonds Team; David Bopp of Pictet AM CH, Investment Manager, Global & Regional Bonds Team; and Ella Hoxha of Pictet AM CH, Senior Investment Manager, Global & Regional Bonds Team. Messrs. Balcazar and Bopp have managed the Fund since its inception in January 2016, and Ms. Hoxha has managed the Fund since March 2019.

The following replaces the last sentence of the “Portfolio Managers” section for Ivy International Small Cap Fund on page 62:

Kalle Huhdanmäki, Associate Portfolio Manager for Mackenzie Europe, has managed the Fund since December 2019.

The following bullet point (and the accompanying footnote) replaces the first bullet point of the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 73:

∎	Daniel P. Hanson, CFA, Senior Vice President and Chief Investment Officer of IICO[4]

[4]	Messrs. Hanson, Lentz and Meierdierck assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective December 2019.

The second bullet point of the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 74 is deleted in its entirety.

The following bullet points are inserted following the last bullet point of the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 74:

∎	Ben Lentz, CFA[4], Portfolio Manager of LaSalle
∎	Paul Meierdierck, CFA[4], Portfolio Manager of LaSalle

The following replaces the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund” section on page 118-119:

Ivy Apollo Multi-Asset Income Fund: Daniel P. Hanson, Mark G. Beischel, Chad A. Gunther, Robert E. Nightingale, Christopher J. Parker, James Zelter, Joseph Moroney, Lisa L. Kaufman, Matthew Sgrizzi, Ben Lentz and Paul Meierdierck are primarily responsible collectively for the day-to-day portfolio management of Ivy Apollo Multi-Asset Income Fund. Mr. Hanson has held his Fund responsibilities since December 2019. Mr. Hanson is Senior Vice President and CIO of IICO, and Vice President of the Trust. Mr. Hanson joined IICO in 2019. Prior to joining IICO, he served as a portfolio manager for BlackRock and served as an investment executive at BlackRock, Jarislowsky Fraser and JANA Partners. He earned a BA in Economics and French from Middlebury College, and an MBA, Accounting and Analytic Finance, from The University of Chicago. Mr. Hanson is a Chartered Financial Analyst.

The seventh full paragraph of the “The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund” section on page 119 is deleted in its entirety.

The following is inserted following the last paragraph of the “The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund” section on page 119:

Mr. Lentz has held his Fund responsibilities since December 2019. He is a Managing Director with LaSalle. He is a Portfolio Manager responsible for managing retail and industrial portions of LaSalle’s securities portfolios. His prior responsibilities at the firm included serving as a North America deputy portfolio manager, Director of Research and security analysis of publicly traded regional malls and hotel real estate companies. He earned a B.A. in Economics and Political Science from The Johns Hopkins University in 2000. Mr. Lentz is a Chartered Financial Analyst.

Mr. Meierdierck has held his Fund responsibilities since December 2019. He is a Managing Director with LaSalle. He is a Portfolio Manager responsible for managing office, residential and healthcare portions of LaSalle’s securities portfolios. He joined LaSalle in 2007. His prior responsibilities at the firm included security analysis of publicly traded residential and healthcare real estate companies in the United States and real estate companies in Canada. He earned a B.B.A. in Finance from James Madison University. Mr. Meierdierck is a Chartered Financial Analyst.

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The following replaces the first and second sentences of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy International Small Cap Fund” section on page 120:

Ivy International Small Cap Fund: Martin Fahey, Bryan Mattei and Kalle Huhdanmäki are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Fahey and Mr. Mattei have held their Fund responsibilities since the inception of the Fund, and Mr. Huhdanmäki has held his Fund responsibilities since December 2019.

The following replaces the last paragraph of the “The Management of the Funds — Portfolio Management — Ivy International Small Cap Fund” section on page 120:

Mr. Huhdanmäki has been an Associate Portfolio Manager with Mackenzie Europe since October 2019. He previously was a co-portfolio manager at Nordea Asset Management in Copenhagen from 2012-2019 and was at SEB Asset Management from 2005-2012. Mr. Huhdanmäki earned a Masters of Science Degree (Econ) from the University of Copenhagen.

The following replaces the second and third sentences of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 121:

The Pictet AM Investment Team consists of Andres Sanchez Balcazar, David Bopp and Ella Hoxha. Messrs. Balcazar and Bopp have held their responsibilities for the Fund since its inception in January 2016, and Ms. Hoxha has held her responsibilities for the Fund since March 2019.

The second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 121 is deleted in its entirety.

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